UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d):  On September 28, 2010, the Board of Directors of Synta Pharmaceuticals Corp. (“Synta”) increased the size of the Board of Directors from six to seven members and appointed Donald Kufe, M.D., Professor of Medicine, Dana-Farber Cancer Institute and Harvard Medical School Department, to serve as the new member of the Board of Directors, effective September 28, 2010.  Dr. Kufe will serve as a Class III Director, subject to his earlier resignation or removal, until the 2013 annual meeting of Synta’s stockholders.

Dr. Kufe received his M.D. from the University of Rochester School of Medicine.  After a clinical fellowship in medical oncology at Dana-Farber Cancer Institute, he joined the staff in 1979.  He has served as chief of the Division of Cancer Pharmacology, deputy director of the Dana-Farber/Harvard Cancer Center, director of the Harvard Phase I Oncology Group and leader of the Experimental Therapeutics Program.  He is an editor of the textbook “Cancer Medicine.”  Dr. Kufe is recipient of the Richard P. and Claire W. Morse Scientific Award, DFCI, the Scholar Award, Burroughs-Wellcome and the Faculty Research Award, American Cancer Society.  Dr. Kufe currently sits on the Board of Directors of Genus Oncology, LLC and Linus Pharmaceuticals, Inc.

Dr. Kufe will be compensated for his service on Synta’s Board of Directors under Synta’s Amended and Restated Director Compensation Policy (the “Policy”), a copy of which is filed as Exhibit 10.2 to Synta’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 and is incorporated herein by reference.  Pursuant to the Policy, in connection with his appointment to Synta’s Board of Directors, (i) on September 28, 2010, Dr. Kufe was granted a non-qualified stock option to purchase 15,000 shares of Synta’s common stock, $0.01 par value per share (the “Common Stock”), which vests as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the shares on the last day of each successive three month period thereafter, subject to Dr. Kufe’s continued service as a director, and has an exercise price of $4.00 per share, which was the closing price of the Common Stock on September 28, 2010, and (ii) Dr. Kufe will receive a prorated annual fee of $30,000 for his service on the Board of Directors for the period from October 1, 2010 through June 30, 2011.

ITEM 8.01                                     Other Events.

On September 30, 2010, Synta issued a press release announcing Dr. Kufe’s appointment to the Board of Directors.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: September 30, 2010	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 30, 2010.